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                                                     APRIL 1, 1997 SUPPLEMENT TO
                                                PROSPECTUS DATED AUGUST 19, 1996


                         PORTFOLIO ARCHITECT PROSPECTUS

The following information supplements the prospectuses dated August 19, 1996 for Travelers Fund ABD and ABD II for Variable Annuities.

Effective April 1, 1997, the Mid Cap Disciplined Equity Fund (a new series of shares under The Travelers Series Trust), is offered as an additional investment option under the Contract. Also effective April 1, 1997, a new death benefit will replace the one described in the prospectus. The new death benefit will be available for new contract sales only in states where insurance department approval has been received. Information relating to the new portfolio and new death benefit is provided below.

                                 NEW PORTFOLIO

FEE TABLE INFORMATION:                                          Total Underlying
                                Management Fee  Other Expenses* Fund Expenses
                                --------------  --------------  -------------
Mid Cap Disciplined Equity Fund      0.70%           0.25%          0.95%

*Based on estimated expenses for 1996. The Company will reimburse the Mid Cap Disciplined Equity Fund for annual expenses (including investment advisory fees, but excluding brokerage commissions, interest charges and taxes) over .95% of the Portfolio's average net assets.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
Assuming a 5% annual return on assets, a $1,000 investment would be subject to the following expenses:
(a) If the Contract is surrendered end of the period shown or
(b) If the Contract is not surrendered or if it is annuitized at the end of the period shown:

                                     One Year        Three Years
Mid Cap Disciplined Equity Fund (a)     $84             $124
                                (b)     $24             $ 74

INVESTMENT OBJECTIVE AND ADVISER

Mid Cap Disciplined Equity Fund seeks growth of capital by investing primarily in a broadly diversified portfolio of common stocks. The Portfolio's investment adviser is Travelers Asset Management International Inc. ("TAMIC"). The investment subadviser, Travelers Investment Management Company ("TIMCO") selects stocks with a primarily quantitative screening process that seeks attractive relative value and earnings growth. In order to achieve consistent relative performance, TIMCO manages the portfolio to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's ("S&P") 400 stock index. The S&P 400 Index is a value-weighted stock index consisting of 400 mid-sized U.S. companies.

                               NEW DEATH BENEFIT

DEATH PROCEEDS BEFORE THE MATURITY DATE
The death benefit is calculated at the close of the business day on which the Company's Home Office received due proof of death.

IF THE ANNUITANT DIES BEFORE AGE 80 AND BEFORE THE MATURITY DATE, the Company will pay the beneficiary an amount equal to the greatest of (1), (2), or (3) below, each reduced by an applicable premium tax or outstanding loans:

                                        (over)
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1.  the Contract Value;
2. the total Purchase Payments made under the Contract less all partial surrenders; or
3.  the maximum of all "final death benefit values" as described below

        A separate death benefit value will be established on the Contract Date and on each anniversary of the Contract Date which occurs on or prior to the death report date. The death benefit value established on the Contract Date will initially equal the purchase payment. The death benefit value established on each Contract Date anniversary will initially equal the Contract Value on that anniversary. Thereafter, each death benefit value will be adjusted to reflect any purchase payments made, or any partial surrenders taken, from the date on which a particular death benefit value was established until the death report date. Once any adjustment has been made, a "death benefit value" then becomes equal to the previous death benefit value plus or minus that adjustment. Adjustments to the death benefit values for any purchase payments or partial surrenders will be made in the order that such purchase payments or partial surrenders occur. For each purchase payment, death benefit values will be increased by the amount of the purchase payment. For each partial surrender, death benefit values will be reduced by a "partial surrender reduction" which equals the product of (i) the death benefit value immediately prior to the reduction of the partial surrender, and (ii) the amount of the partial surrender divided by the contract value immediately prior to the partial surrender. The "final death benefit value" associated with the Contract Date and with each Contract Date anniversary equals the initial death benefit value plus or minus all adjustments until the death report date.

IF THE ANNUITANT DIES ON OR AFTER AGE 80, BUT BEFORE AGE 90 AND BEFORE THE MATURITY DATE, the death benefit payable will be the greatest of (1), (2) or
(3) below, less any applicable premium tax or outstanding loans:

1.  the Contract Value;
2. the total Purchase Payments made under the Contract less all partial surrenders; or
3. the maximum of all "final death benefit value" associated with the Contract Date or any Contract Date anniversary occurring on or before the Annuitant's 80th birthday.

IF THE ANNUITANT DIES ON OR AFTER AGE 90 AND BEFORE THE MATURITY DATE, the death benefit payable will be the Contract Value, less any applicable premium tax or outstanding loans.



L-12681                                         4/97